Exhibit 10.2

KNOWLTON DEVELOPMENT CORPORATION, INC.

REGISTRATION RIGHTS AGREEMENT

[•], 2021

REGISTRATION RIGHTS AGREEMENT

The REGISTRATION RIGHTS AGREEMENT, dated as of [•], 2021 (as it may be amended, restated, replaced or supplemented from time to time, this “Agreement”), is made by and among Knowlton Development Corporation, Inc., a corporation governed by the laws of the Province of British Columbia (the “Corporation”) and the shareholders party to this Agreement, including CDPI (as defined herein), Cornell (as defined herein), Upper Invest (as defined herein), the Management Investors (as defined herein), who own Registrable Securities (as defined herein) and any Permitted Holder (as defined herein) thereof (each, a “Pre-IPO Holder”).

ARTICLE 1

INTERPRETATION

Section 1.1 Defined Terms.

Any terms not otherwise defined in this Agreement shall have the meaning ascribed thereto in the Shareholders Agreement. For purposes of this Agreement only:

“Affiliate” means, with respect to any specified Person, any other Person which directly or indirectly through one or more intermediaries Controls, is Controlled by or is under common Control with, such specified Person, provided, that the term “Affiliate” shall exclude any portfolio company of Cornell and CDPI or their respective Affiliates.

“Articles” means the articles of the Corporation, as in effect upon completion of the IPO, and as such articles may from time to time be amended, restated, replaced, supplemented or otherwise modified in accordance with applicable Laws.

“Board” means the board of directors of the Corporation as elected or appointed from time to time.

“Bought Deal” means an underwritten offering pursuant to which an underwriter has committed to purchase Registrable Securities under a “bought deal agreement” (within the meaning of NI 44-101) not later than such time prior to the filing of a Canadian Preliminary Prospectus as provided for under Canadian Securities Laws, or another substantially similar offering under Canadian Securities Laws or registration under the Securities Act which is not expected to include a “road show.”

“Business Day” means any day on which banks are open for business in New York City, New York and Montreal, Québec (which, for avoidance of doubt, shall not include Saturdays, Sundays and public holidays in any of the foregoing localities).

“Canadian Jurisdictions” means, collectively, all of the provinces and territories of Canada.

“Canadian Preliminary Prospectus” means a preliminary prospectus of the Corporation in respect of Shares (in the English and French language, as applicable) which, unless the context otherwise requires, has been filed and a receipt issued (or deemed to be issued) therefor by the applicable Canadian Securities Authorities, including all amendments thereto and documents incorporated by reference therein.

“Canadian Prospectus” means a (final) prospectus of the Corporation in respect of Shares (in the English and French language, as applicable) which, unless the context otherwise requires, has been filed and a receipt issued (or deemed to be issued) therefor by the applicable Canadian Securities Authorities, including all amendments thereto and documents incorporated by reference therein, and includes, as applicable, a Canadian Base Shelf Prospectus and a supplement to a Canadian Base Shelf Prospectus.

“Canadian Securities Authorities” means the securities commissions or similar regulatory authorities in the Canadian Jurisdictions and any of their successors.

“Canadian Securities Laws” means the securities legislation of each of the Canadian Jurisdictions, including all rules, regulations, instruments, policies, published policy statements and blanket orders thereunder or issued by one or more of the Canadian Securities Authorities.

“CDPI” means CDP Investissements Inc., a corporation governed by the laws of the Province of Québec.

“CDPI Permitted Holder” means any person that is Controlled or managed by CDPI or an Affiliate of CDPI.

“Common Shares” means the common shares in the capital of the Corporation, as contemplated under the Articles.

“Control” means (a) in relation to a Person that is a body corporate, the beneficial ownership, directly or indirectly, of voting securities of such Person (or its successor entity resulting from any amalgamation, merger, arrangement or other reorganization) carrying more than 50% of the voting rights attached to all voting securities of such Person (or its successor entity resulting from any amalgamation, merger, arrangement or other reorganization) or the right to elect or appoint a majority of the board of directors (or the equivalent) of such Person (or its successor entity resulting from any amalgamation, merger, arrangement or other reorganization), and (b) in relation to a Person that is a partnership, limited partnership, business trust or other similar entity, (i) the ownership, directly or indirectly, of voting securities of such Person carrying more than 50% of the voting rights attached to all voting securities of such Person (or its successor entity resulting from any amalgamation, merger, arrangement or other reorganization), or (ii) the ownership, directly or indirectly, of voting securities or other interests of a Person (or its successor entity resulting from any amalgamation, merger, arrangement or other reorganization) (such as a general partner) or the holding of a position (such as trustee) entitling the owner or holder thereof to exercise control and direction over the activities of such Person (or its successor entity resulting from any amalgamation, merger, arrangement or other reorganization), and “Controls” and “Controlled” shall have corresponding meanings.

“Cornell” means CC KDC Co-Invest LP (Cayman), a limited partnership governed by the laws of the Cayman Islands.

“Cornell Permitted Holder” means any funds managed or advised by Cornell or any of its Affiliates, in each case provided that it is Controlled, managed or advised by Cornell or an Affiliate of Cornell.

“Demand Registration” means a registration of Shares at the request of Cornell in accordance with Section 2.1 of this Agreement.

“Effective Date” means [•], 2021.

“Exchange Act” means the United States Securities Exchange Act of 1934.

“Governmental Entity” means (a) any multinational, federal, provincial, state, territorial, regional, municipal, local or other government, or any governmental or public department, central bank, court, tribunal, arbitral body, commission, board, bureau or agency; (b) any subdivision, agent, commission, board or authority of any of the foregoing; (c) any quasi-governmental or private body, including any tribunal, commission, regulatory agency or self-regulatory organization, exercising any regulatory, expropriation or taxing authority under or for the account of any of the foregoing, including the Canadian Securities Authorities and the SEC; or (d) any stock exchange, including the NYSE and the TSX.

“Incentive Plans” means any stock option plan, omnibus plan or other equity incentive plan of the Corporation adopted by the Board from time to time, as same may be amended, restated, replaced or supplemented from time to time.

“Laws” means, as amended from time to time, all laws, statutes, codes, ordinances, decrees, rules, regulations, by-laws, notices, judicial or arbitral or administrative or ministerial or departmental or regulatory judgments, injunctions, orders, decisions, rulings, determinations, or awards, decrees or other requirements of any Governmental Entity having force of law and, to the extent they have the force of law, policies, guidelines, notices and protocols of any Governmental Entity, and any legal requirements arising under common or civil law.

“Long-Form Registration” means, as the context requires (i) a registration on Form S-1 or any successor form thereto or any similar long-form Registration Statement, (ii) a registration pursuant to a Canadian Prospectus prepared in compliance with Form 41-101F1 under National Instrument 41-101 – General Prospectus Requirements (in Québec, Regulation 41-101 respecting General Prospectus Requirements) (including in reliance upon NI 44-103), or (iii) a combination of both (i) and (ii).

“Management Investors” means, collectively, the investors designated on Schedule I.

“Management Investor Permitted Holder” means, with respect to a Management Investor who is not an individual, an Affiliate or a Subsidiary of such Management Investor.

“misrepresentation” has, for purposes of Article 4, the meaning set forth under applicable Canadian Securities Laws.

“NI 44-101” means National Instrument 44-101 – Short Form Prospectus Distributions (in Québec, Regulation 44-101 respecting Short Form Prospectus Distributions).

“NI 44-102” means National Instrument 44-102 – Shelf Distributions (in Québec, Regulation 44-102 respecting Shelf Distributions).

“NI 44-103” means National Instrument 44-103 – Post-Receipt Pricing (in Québec, Regulation 44-103 respecting Post-Receipt Pricing).

“NI 51-102” means National Instrument 51-102 – Continuous Disclosure Obligations (in Québec, Regulation 51-102 respecting Continuous Disclosure Obligations).

“Parties” means, collectively, the Corporation, Cornell, CDPI, Upper Invest and the Management Investors and such other Persons, if any, who from time to time become parties to this Agreement.

“Permitted Holder” means any of (i) the Cornell Permitted Holders, (ii) the CDPI Permitted Holders, (iv) the Upper Invest Permitted Holders, or (v) the Management Investor Permitted Holders.

“Person” means an individual, partnership, limited partnership, limited liability partnership, corporation, limited liability company, unlimited liability company, joint stock company, trust, unincorporated association, joint venture or other entity or Governmental Entity, and pronouns have a similarly extended meaning.

“Prospectus” means the prospectus included in a Registration Statement as amended or supplemented by any prospectus amendment or supplement, including post-effective amendments and all materials incorporated by reference in such Prospectus.

“register” means (i) the filing of a Registration Statement to register securities under the Securities Act and such Registration Statement becoming effective, (ii) the qualification of securities for distribution under applicable Canadian Securities Laws in the applicable Canadian Jurisdictions pursuant to a Canadian Prospectus (including in reliance upon NI 44-102 or NI 44-103), or (iii) a combination of both (i) and (ii), and “registered” and “registration” have a corresponding meaning.

“Registrable Securities” means (a) the Shares, and (b) any shares issued or issuable with respect to any shares described in subsection (a) above by way of a share dividend or share split or in exchange for or upon conversion of such shares or otherwise in connection with a combination of shares, distribution, recapitalization, merger, amalgamation, arrangement, consolidation, other reorganization or other similar event with respect to the Shares (it being understood that, for purposes of this Agreement, a Person shall be deemed to be a holder of Registrable Securities whenever such Person has the right to then acquire or receive from the Corporation any Registrable Securities, whether or not such acquisition or receipt has actually been effected). As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when: (i) (A) the SEC has declared a Registration Statement covering such securities effective and/or a receipt has been issued (or deemed to be issued) in respect of a Canadian Prospectus covering such securities and (B) such securities have been disposed of pursuant to such registration; (ii) such securities are otherwise transferred, other than to a Permitted Holder; or (iii) (A) such securities are eligible to be sold by such holder in compliance with the requirements of Rule 144 under the Securities Act, as such Rule 144 may be amended (or any successor provision thereto) without being subject to volume or manner of sale limits, and (B) the Pre-IPO Holder holding such securities (together with any of its respective Permitted Holders) holds less than 10% of the outstanding Common Shares.

“Registration Date” means the date on which the Corporation becomes subject to Section 13(a) or Section 15(d) of the Exchange Act.

“Registration Statement” means any registration statement of the Corporation, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference in such registration statement.

“SEC” means the United States Securities and Exchange Commission and any of its successors.

“Securities Act” means the United States Securities Act of 1933, as amended and the rules and regulations promulgated thereunder.

“Securities Regulators” means, as applicable, the Canadian Securities Authorities and the SEC.

“Selling Expenses” means all underwriting discounts, selling commissions and stock or share transfer taxes applicable to the sale of Registrable Securities, and fees and disbursements of counsel for any holder of Registrable Securities, except for the reasonable fees and disbursements of Selling Holders Counsel required to be paid by the Corporation pursuant to Section 5.1.

“Selling Holder” means any Pre-IPO Holder on whose behalf Registrable Securities are registered pursuant to Article 2.

“Selling Holders Counsel” means one firm of U.S. counsel and one firm of Canadian counsel for all of the Selling Holders (selected by such Selling Holders holding a majority of the Registrable Securities included in the registration).

“Shareholders Agreement” means the shareholders agreement dated the date hereof and effective as of the Effective Date entered into among the Corporation, Cornell, CDPI and Upper Invest, and all schedules and exhibits attached to it, as it may be amended, restated, replaced or supplemented from time to time in accordance with the terms thereof.

“Shares” means (i) Common Shares, (ii) any securities into which such shares may be converted, reclassified, redesignated, subdivided, consolidated or otherwise changed, (iii) any securities of the Corporation or of any other Person received by the holders of such shares as a result of any merger, amalgamation, reorganization, arrangement or other similar transaction involving the Corporation, (iv) any securities of the Corporation which are received by any one or more Persons as a stock dividend or distribution on or in respect of such shares, and (v) any security, other instrument or right that is exercisable or exchangeable for, or convertible into, or evidences the right to acquire, any shares of the Corporation or any of the other above securities; provided that options, restricted share units, deferred share units, performance share units and other similar equity-based awards under any Incentive Plan are not included until they are exercised for, or otherwise settled in, as applicable, Shares in accordance with such Incentive Plan.

“Short-Form Registration” means, as the context requires (i) a registration on Form S-3 or any successor form thereto or any similar short-form Registration Statement, (ii) a registration pursuant to a Canadian Prospectus prepared in compliance with Form 44-101F1 under NI 44-101 (including in reliance upon NI 44-102 or NI 44-103), or (iii) a combination of both (i) and (ii).

“Subsidiary” means, with respect to any Person, any other Person of which a majority of the outstanding shares or other equity interests having the power to vote for all of the directors or comparable managers are owned, directly or indirectly, by the first Person.

“underwritten offering” means a sale of securities of the Corporation to an underwriter for reoffering to the public pursuant to (i) a Canadian Prospectus, and/or (ii) an effective Registration Statement, and includes a Bought Deal.

“Upper Invest” means Upper Invest Ltd., a corporation governed by the laws of Guernsey.

“Upper Invest Permitted Holder” means any Person that is Controlled or managed by Upper Invest or an Affiliate of Upper Invest.

Section 1.2 Gender and Number. Any reference in this Agreement to gender includes all genders. Words importing the singular number only include the plural and vice versa.

Section 1.3 Headings, etc. The division of this Agreement into Articles and Sections and the insertion of headings are for convenient reference only and do not affect its interpretation.

Section 1.4 Certain Phrases, etc. In this Agreement, (a) the words “including”, “includes” and “include” mean “including (or includes or include), without limitation”, (b) the words “the aggregate of”, “the total of”, “the sum of”, or a phrase of similar meaning means “the aggregate (or total or sum), without duplication, of” and (c) the words “hereof”, “herein”, “hereunder”, “hereto” and similar expressions to this Agreement as a whole and the words “Article”, “Section”, “Exhibit” or “Schedule” refer to an Article of, Section of, Exhibit to or Schedule to, this Agreement, unless specified otherwise. In the computation of periods of time from a specified date to a later specified date, unless otherwise expressly stated, the word “from” means “from but excluding” and the words “to” and “until” each mean “to and including”.

Section 1.5 Statutory References. Except as otherwise provided in this Agreement, any reference in this Agreement to a statute refers to such statute and all rules and regulations made under it as they may have been or may from time to time be amended, re-enacted or replaced.

ARTICLE 2

REGISTRATION RIGHTS

Section 2.1 Demand Registration.

(a) At any time after the date which is 180 days after the Effective Date (or such earlier time as permitted by the terms of the lockup agreements executed in connection with the IPO), Cornell may request registration under the Securities Act and/or applicable Canadian Securities Laws of all or any portion of its and any Cornell Permitted Holder’s Registrable Securities pursuant to a Long-Form Registration. Each request for a Long-Form Registration shall specify the number of Registrable Securities requested to be included in the Long-Form Registration. Upon receipt of any such request, the Corporation shall promptly (but in no event later than five (5) Business Days following receipt thereof deliver notice of such request to all other Pre-IPO Holders who shall then have five (5) Business Days from the date such notice is given (or such shorter period as may be reasonably requested under the circumstances in connection with an underwritten offering, provided such period is at least 24 hours) to notify the Corporation in writing of their desire to be included in such registration. The Corporation shall, as soon as possible after the fifth (5th) Business Day following the date of the notice sent by the Corporation: (x) prepare and file with (or confidentially submit to) the SEC a Registration Statement covering all of the Registrable Securities that the holders thereof have requested to be included in such Long-Form Registration and shall use its reasonable best efforts to cause such Registration Statement to be declared effective by the SEC as soon as practicable thereafter; (y) prepare and file with (or confidentially submit to) the Canadian Securities Authorities in all Canadian Jurisdictions (unless otherwise determined by Cornell) one or more Canadian Preliminary Prospectuses (as necessary) and a Canadian Prospectus covering all of the Registrable Securities that the holders thereof have requested to be included in such Long-Form Registration and shall use its reasonable best efforts to secure a receipt or deemed receipt (as necessary) for the Canadian Prospectus and otherwise qualify the distribution of the Registrable Securities in the applicable Canadian Jurisdictions; or (z) a combination of both (x) and (y), in each case, as specified in the notice.

(b) The Corporation shall use its reasonable best efforts to qualify and remain qualified to register the offer and sale of securities under the Securities Act pursuant to a Registration Statement on Form S-3 or any successor form thereto, subject to further requirements for “automatic shelf registration statements” as defined in Section 4.2. The Corporation shall also use its reasonable best efforts to qualify and remain qualified to file short form prospectuses under NI 44-101. At such time as Short-Form Registrations are available to the Corporation for registrations under the Securities Act or Canadian Securities Laws, Cornell shall have the right to request an unlimited number of Short-Form Registrations in the applicable jurisdictions. Each request for a Short-Form Registration shall specify the number of Registrable Securities requested to be included in the Short-Form Registration. Upon receipt of any such request, the Corporation shall promptly (but in no event later than five (5) Business Days following receipt thereof deliver notice of such request to all other Pre-IPO Holders who shall then have five (5) Business Days from the date notice is given (or such shorter period as may be reasonably requested under the circumstances in connection with an underwritten offering, provided such period is at least 24 hours) to notify the Corporation in writing of their desire to be included in such registration. The Corporation shall, as soon as possible after the fifth (5th) Business Day following the date of the notice sent by the Corporation: (x) prepare and file with (or confidentially submit to) the SEC a Registration Statement covering all of the Registrable Securities that the Pre-IPO Holders thereof have requested to be included in such Short-Form Registration and shall use its reasonable best efforts to cause such Registration Statement to be declared effective by the SEC as soon as practicable thereafter; (y) prepare and file with (or confidentially submit to) the Canadian Securities Authorities in all Canadian Jurisdictions (unless otherwise determined by the Pre-IPO Holder requesting the registration) one or more Canadian Preliminary Prospectuses (as necessary) and a Canadian Prospectus covering all of the Registrable Securities that the Pre-IPO Holders thereof have requested to be included in such Short-Form Registration and shall use its reasonable best efforts to secure a receipt or deemed receipt (as necessary)for the Canadian Prospectus and otherwise qualify the distribution of the Registrable Securities in the applicable Canadian Jurisdictions; or (z) a combination of both (x) and (y), in each case, as specified in the notice. Notwithstanding anything to the contrary in this Agreement, in the event that a Short-Form Registration is requested in connection with a Bought Deal, the time periods set forth in this Section 2.1(b) for notice to other Pre-IPO Holders and for the completion of registration procedures shall not apply and the Corporation shall give other Pre-IPO Holders such notice as is practicable under the circumstances given the speed and urgency with which Bought Deals are carried out in common market practice and such other Pre-IPO Holders shall have only such time as is practicable under the circumstances to notify the Corporation that they will participate in the Bought Deal, and the Corporation shall complete the registration procedures under this Section 2.1(b) and Article 4 as soon as reasonably practicable given the speed and urgency with which Bought Deals are carried out in common market practice.

(c) The Corporation shall not be obligated to effect any Long-Form Registration within 180 days after the effective date of a previous Long-Form Registration pursuant to this Agreement (which, for greater certainty, in the case of a registration pursuant to a Canadian Prospectus, shall be date of such Canadian Prospectus). The Corporation may postpone for up to 180 days the filing of a Registration Statement or of a Canadian Preliminary Prospectus or Canadian Prospectus, as the case may be, for a Demand Registration if the Board determines in its reasonable good faith judgment that such Demand Registration would (i) materially interfere with a significant acquisition, corporate organization, financing, securities offering or other similar transaction involving the Corporation; (ii) require premature disclosure of material information that the Corporation has a bona fide business purpose for preserving as confidential; or (iii) render the Corporation unable to comply with requirements under the Securities Act or Exchange Act or applicable Canadian Securities Laws; provided, that in such event Cornell shall be entitled to withdraw such request and, if such request for a Demand Registration is withdrawn, such Demand Registration shall not count as one of the permitted Demand Registrations under this Section 2.1 and the Corporation shall pay all registration expenses in connection with such registration in accordance with Section 5.1.

(d) If Cornell elects to distribute the Registrable Securities covered by its request in an underwritten offering, it shall so advise the Corporation as a part of its request made pursuant to Section 2.1(a) or Section 2.1(b), and the Corporation shall include such information in its notice to the other Pre-IPO Holders. Cornell shall select the investment banking firm or firms to act as the managing underwriter or underwriters in connection with such offering; provided, that, except in connection with a Bought Deal, such selection shall be subject to the consent of the Corporation, which consent shall not be unreasonably withheld or delayed.

(e) The Corporation shall not include in any Demand Registration any securities which are not Registrable Securities without the prior written consent of such Pre-IPO Holders holding at least a majority of the Registrable Securities included in such Demand Registration, which consent shall not be unreasonably withheld or delayed. If a Demand Registration involves an underwritten offering and the managing underwriter of the requested Demand Registration advises the Corporation and the Pre-IPO Holders in writing that in its reasonable and good faith opinion the number of Registrable Securities proposed to be included in the Demand Registration, including all Registrable Securities and all other Shares proposed to be included in such underwritten offering, exceeds the number of Registrable Securities which can be sold in such underwritten offering and/or the number of Registrable Securities proposed to be included in such Demand Registration would adversely affect the price per security proposed to be sold in such underwritten offering, the Corporation shall include in such Demand Registration (i) first, the Registrable Securities that Cornell and the Cornell Permitted Holders propose to sell, (ii) second, the Registrable Securities that all other Pre-IPO Holders propose to sell, pro rata among the respective Pre-IPO Holders on the basis of the number of Registrable Securities owned by each such Pre-IPO Holder over the total number of Registrable Securities owned by all of such Pre-IPO Holders or in such manner as they may otherwise agree, and (iii) third, the Shares proposed to be included therein by any other Persons (including Shares to be sold for the account of the Corporation and/or other holders of Shares) allocated among such Persons in such manner as they may agree.

Section 2.2 Piggyback Registration.

(a) Whenever the Corporation proposes to register any Shares (other than a registration (i) pursuant to a Registration Statement on Form S-8 (or other registration solely relating to an offering or sale to employees or directors of the Corporation pursuant to any employee stock plan or other employee benefit arrangement), (ii) pursuant to a Registration Statement on Form S-4 (or similar form that relates to a transaction subject to Rule 145 under the Securities Act or any successor rule thereto), (iii) in connection with any dividend or distribution reinvestment or similar plan, or (iv) in respect of which a Registration Statement is used and the form of such Registration Statement may not be used for any registration of Registrable Securities), whether for its own account or for the account of one or more shareholders of the Corporation, the Corporation shall give prompt written notice (in any event no later than five (5) Business Days prior to the filing of such Registration Statement to the Pre-IPO Holders of its intention to effect such a registration and, subject to Section 2.2(b) and Section 2.2(c), shall include in such registration all Registrable Securities with respect to which the Corporation has received written requests for inclusion from the Pre-IPO Holders (the “Piggyback Registration”) within five (5) Business Days after the receipt by each such holders of a written notice of the Corporation (or such shorter period as may be reasonably requested under the circumstances in connection with an underwritten offering, provided such period is at least 24 hours). The Corporation may postpone or withdraw the filing or the effectiveness of a Piggyback Registration at any time in its sole discretion. For the avoidance of doubt, a Piggyback Registration shall not be considered a Demand Registration for purposes of Section 2.1.

(b) If a Piggyback Registration is initiated as a primary underwritten offering on behalf of the Corporation and the managing underwriter advises the Corporation and the Pre-IPO Holders (if any Pre-IPO Holders have elected to include Registrable Securities in such Piggyback Registration) in writing that in its reasonable and good faith opinion the number of Registrable Securities proposed to be included in such registration, including all Registrable Securities and all other Shares proposed to be included in such underwritten offering, exceeds the number of Registrable Securities which can be sold in such offering and/or that the number of Registrable Securities proposed to be included in any such registration would adversely affect the price per security to be sold in such offering, the Corporation shall include in such registration (i) first, the Registrable Securities that the Corporation proposes to sell; (ii) second, the Registrable Securities requested to be included therein by the applicable Pre-IPO Holders, allocated pro rata among all such Pre-IPO Holders on the basis of the number of Registrable Securities owned by each such Pre-IPO Holder over the total number of Registrable Securities owned by such Pre-IPO Holders or in such manner as they may otherwise agree; and (iii) third, the Shares requested to be included therein by holders of Shares other than Pre-IPO Holders, allocated among such holders in such manner as they may agree.

(c) If a Piggyback Registration is initiated as an underwritten offering on behalf of a holder of Shares other than Registrable Securities, and the managing underwriter advises the Corporation in writing that in its reasonable and good faith opinion the number of Shares proposed to be included in such registration, including all Registrable Securities and all other Shares proposed to be included in such underwritten offering, exceeds the number of Shares which can be sold in such offering and/or that the number of Shares proposed to be included in any such registration would adversely affect the price per Share to be sold in such offering, the Corporation shall include in such registration (i) first, the Shares requested to be included therein by the holder(s) requesting such registration and by the Pre-IPO Holders, allocated pro rata among all such holders on the basis of the number of Shares other than the Registrable Securities (on a fully diluted, as converted basis) and the number of Registrable Securities, as applicable, owned by all such holders or in such manner as they may otherwise agree; and (ii) second, the Shares requested to be included therein by other holders of Shares, allocated among such holders in such manner as they may agree.

(d) If any Piggyback Registration is initiated as a primary underwritten offering on behalf of the Corporation, the Corporation shall select the investment banking firm or firms to act as the managing underwriter or underwriters in connection with such offering.

ARTICLE 3

LOCK-UP

Section 3.1 Each Pre-IPO Holder agrees that (i) in connection with the IPO, during the period ending on the date that is 180 days after the Effective Date (or such earlier time as permitted by the terms of the lock-up agreements executed in connection with the IPO) and (ii) in connection with any underwritten offering of Shares or other equity securities of the Corporation, and upon the request of the managing underwriter in such offering, during the period commencing up to 15 days prior to the effective date of such registration (which, for greater certainty, in the case of a registration pursuant to a Canadian Prospectus, shall be the date of such Canadian Prospectus) and ending on the date specified by such managing underwriter, acting reasonably and in accordance with industry practices in the circumstances and not to exceed 90 days after the completion of such offering (whether or not securities of the Corporation are out of distribution within the meaning of applicable Canadian Securities Laws), such Pre-IPO Holder shall not, without the prior written consent of such managing underwriter, (a) transfer or otherwise dispose of, directly or indirectly, any Shares or any securities convertible into, exercisable for or exchangeable for Shares (whether such shares or any such securities are then owned by the holder or are thereafter acquired), or (b) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such securities, whether any such transaction described in clause (a) or (b) above is to be settled by delivery of Shares or such other securities, in cash or otherwise. The foregoing provisions of this Section 3.1 shall not apply to sales of Registrable Securities to be included in such offering pursuant to Section 2.1(a), Section 2.1(b) or Section 2.2(a), and shall be applicable to the Pre-IPO Holders only if any officers and directors of the Corporation or of a Subsidiary of the Corporation and any shareholder owning more than one percent (1%) of the outstanding Shares are subject to the same restrictions. Each Pre-IPO Holder agrees to execute and deliver such other agreements as may be reasonably requested by the Corporation or the managing underwriter which are consistent with the foregoing or which are necessary to give further effect thereto, in each case in accordance with industry practices in the circumstances. Notwithstanding anything to the contrary contained in this Section 3.1, each Pre-IPO Holder shall be released, pro rata, from any lock-up agreement entered into pursuant to this Section 3.1 in the event and to the extent that the managing underwriter or the Corporation permits any discretionary waiver or termination of the restrictions of any lock-up agreement pertaining to any officer, director of the Corporation or of a Subsidiary of the Corporation or holder of greater than one percent (1%) of the outstanding Shares.

ARTICLE 4

REGISTRATION PROCEDURES

Section 4.1 If and whenever the Pre-IPO Holders request that the offer and sale of any Registrable Securities be registered under the Securities Act and/or applicable Canadian Securities Laws pursuant to the provisions of this Agreement, the Corporation shall use its reasonable best efforts to effect the registration of the offer and sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Corporation shall as soon as reasonably practicable and as applicable:

(a) subject to Section 2.1(a) and Section 2.1(b): (i) prepare and file with (or confidentially submit to) the SEC a Registration Statement covering such Registrable Securities and use its reasonable best efforts to cause such Registration Statement to be declared effective; (ii) prepare and file with (or confidentially submit to) the Canadian Securities Authorities in all Canadian Jurisdictions (unless otherwise determined by Cornell) one or more Canadian Preliminary Prospectuses (as necessary) and a Canadian Prospectus in respect of such Registrable Securities and use its reasonable best efforts to secure a receipt or deemed receipt (as necessary) for the Canadian Prospectus and otherwise qualify the distribution of the Registrable Securities in the applicable Canadian Jurisdictions; or (iii) a combination of both (i) and (ii).

(b) prepare and file and/or deliver, as applicable, within the required time: (i) with the SEC such amendments, post-effective amendments and supplements to a Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for a period of not less than 90 days, or if earlier, until all of such Registrable Securities have been disposed of and to comply with the provisions of the Securities Act with respect to the disposition of such Registrable Securities in accordance with the intended methods of disposition set forth in such Registration Statement; (ii) with the applicable Canadian Securities Authorities such prospectus amendments, prospectus supplements, marketing materials and other documents as may be necessary to (A) comply with section 25 of the Securities Act (Québec) and/or with the comparable provisions of applicable Canadian Securities Laws and (B) qualify the distribution of the Registrable Securities for as long as is allowed under applicable Canadian Securities Laws following the date of the Canadian Prospectus, or if earlier, until all of such Registrable Securities have been disposed of and to comply with the provisions of applicable Canadian Securities Laws with respect to the disposition of such Registrable Securities in accordance with the intended methods of disposition set forth in the Canadian Prospectus; or (iii) a combination of both (i) and (ii).

(c) within a reasonable time before filing a Registration Statement, Prospectus, Canadian Preliminary Prospectus, Canadian Prospectus or other documents contemplated in Section 4.1(b) with the SEC or any Canadian Securities Authorities, furnish to the Selling Holders Counsel copies of such documents proposed to be filed, which documents shall be subject to the review, comment and approval of such counsel;

(d) notify each Selling Holder, promptly after the Corporation receives notice thereof, of the time when (i) a Registration Statement has been declared effective, (ii) any document contemplated in Section 4.1(a) or Section 4.1(b) has been filed with the SEC or any Canadian Securities Authorities and when, and (iii) any receipt (or deemed receipt) has been issued by any Canadian Securities Authorities;

(e) furnish to each Selling Holder such number of copies of the Registration Statement, Prospectus (including each preliminary Prospectus and Registration Statement), Canadian Preliminary Prospectus, Canadian Prospectus or any other documents contemplated in Section 4.1(a) or Section 4.1(b) (in each case including exhibits and documents incorporated by reference therein), and of such other documents as such Selling Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Selling Holder;

(f) use its reasonable best efforts to register or qualify such Registrable Securities under such other securities or “blue sky” laws of such jurisdictions (other than the United States and the Canadian Jurisdictions) as any Selling Holder may reasonably request and do any and all other acts and things which it may consider necessary or advisable, acting reasonably, to enable such holders to consummate the disposition in such jurisdictions of the Registrable Securities owned by such holder; provided, that the Corporation shall not be required to qualify generally to do business, subject itself to general taxation or consent to general service of process in any jurisdiction where it would not otherwise be required to do so but for this Section 4.1(f);

(g) (i) notify each Selling Holder, at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event that would cause the Prospectus included in a Registration Statement to contain an untrue statement of a material fact or omit any fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading, and, at the request of any such holder, the Corporation shall prepare a supplement or amendment to such Prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus does not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (ii) notify each Selling Holder, at any time when a Canadian Preliminary Prospectus or Canadian Prospectus relating thereto is required to be filed or delivered, of any fact, change or occurrence which would result in a misrepresentation in any such Canadian Preliminary Prospectus or Canadian Prospectus or in any such Canadian Preliminary Prospectus or Canadian Prospectus not complying with Canadian Securities Laws, and at the request of any such holder, the Corporation shall promptly, and in any event within any applicable time limitation, comply to the satisfaction of any such holder, with all applicable amendment, filing, delivery and other requirements under Canadian Securities Laws, as a result of any fact, change or occurrence contemplated under clause (ii) of this Section 4.1(g), including so that, as amended or supplemented, as the case may be, any such Canadian Preliminary Prospectus or Canadian Prospectus does not contain any misrepresentation;

(h) make available for inspection by any Selling Holder, any underwriter participating in any disposition pursuant to such registration and any counsel, accountant or other agent retained by any such holder or underwriter (collectively, the “Inspectors”), all financial and other records, pertinent corporate documents, properties and material contracts of the Corporation and its Subsidiaries, and cause the Corporation’s officers, directors and employees to (i) supply all information reasonably requested by any such Inspector in connection with such registration and (ii) participate (in addition to the Corporation’s independent certified public accountants) in any due diligence session, in each case, to allow the Inspectors to conduct such due diligence investigations as they may consider necessary or advisable, acting reasonably, to satisfy them that the Registration Statement, Prospectus, Canadian Preliminary Prospectus, Canadian Prospectus or other documents contemplated in Section 4.1(b) does not contain (i) any untrue statement of a material fact or omit to state any fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or (ii) any misrepresentation, in each case, subject to then current market practices with respect to due diligence sessions;

(i) provide a transfer agent and registrar (which may be the same entity) for all such Registrable Securities as soon as practicable and in any event not later than the effective date of such registration (which, for greater certainty, in the case of a registration pursuant to a Canadian Prospectus, shall be date of such Canadian Prospectus);

(j) use its reasonable best efforts to cause such Registrable Securities to be listed on each securities exchange on which the Shares are then listed and, subject to Section 4.1(f), on any additional securities exchange that may be determined by the Selling Holders holding a majority of such Registrable Securities, or, if the Shares are not then listed, on one or more securities exchanges selected by the Selling Holders holding a majority of such Registrable Securities;

(k) in connection with an underwritten offering, enter into such customary agreements (including underwriting, standstill and lock-up agreements in customary form) and take all such other customary actions as the Selling Holders or the managing underwriter of such offering reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including making appropriate officers of the Corporation available to participate in “road shows” and other customary marketing activities (including one-on-one meetings with prospective purchasers of the Registrable Securities));

(l) (i) use its reasonable best efforts to comply with all applicable rules and regulations of the SEC and make available to its shareholders an earnings statement no later than 30 days after the end of the 12-month period beginning with the first day of the Corporation’s first full fiscal quarter after the effective date of the Registration Statement, which earnings statement shall cover said 12-month period, and which requirement will be deemed to be satisfied if the Corporation timely files complete and accurate information on Forms 10-K, 10-Q and 8-K under the Exchange Act and otherwise complies with Rule 158 under the Securities Act or any successor rule thereto; and (ii) use its reasonable best efforts to comply with applicable Canadian Securities Laws, including continuous and timely disclosure obligations under NI 51-102 (including with respect to the form and content of the documents to be prepared and filed thereunder);

(m) furnish to each underwriter, if any, (i) a written legal opinion of the Corporation’s outside counsel (in Canada, the United States and such other jurisdictions as such Selling Holder may reasonably request), dated the closing date of the offering, in form and substance as is customarily given in opinions of the Corporation’s counsel to underwriters in underwritten registered offerings; and (ii) on the date of the applicable Prospectus and/or Canadian Prospectus, on the effective date of any post-effective amendment to the applicable Registration Statement and/or as at the date of any amendment to a Canadian Prospectus, and at the closing of the offering, dated the respective dates of delivery thereof and the closing, a “comfort” letter signed by the Corporation’s independent certified public accountants in form and substance as is customarily given in accountants’ letters to underwriters in underwritten registered offerings;

(n) without limiting Section 4.1(f), use its reasonable best efforts to cause such Registrable Securities to be registered with or approved by such Governmental Entities as may be necessary by virtue of the business and operations of the Corporation to enable the Selling Holders to consummate the disposition of such Registrable Securities in accordance with their intended method of distribution thereof;

(o) notify the Selling Holders promptly of any request by the SEC or any Canadian Securities Authorities for the amending or supplementing of a Registration Statement or Prospectus or of any Canadian Preliminary Prospectus or Canadian Prospectus, or for additional information;

(p) (i) advise the Selling Holders, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of (A) any stop order by the SEC suspending the effectiveness of a Registration Statement or the initiation or threatening of any proceeding for such purpose, or (B) any order by one or more Canadian Securities Authorities preventing or suspending the use of any Canadian Preliminary Prospectus or Canadian Prospectus or preventing or suspending the offer, sale or distribution of the Registrable Securities in accordance with their intended method of distribution; and (ii) promptly use its reasonable best efforts to prevent the issuance of any such stop order or order or to obtain its withdrawal at the earliest possible moment if such stop order or order should be issued;

(q) permit (i) any Pre-IPO Holder which Pre-IPO Holder, in its sole and exclusive judgment, might be deemed to be an underwriter or a “controlling person” (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) or a “control person” within the meaning of applicable Canadian Securities Laws (each, a “Controlling Person”) of the Corporation in connection with a registration, or (ii) any Pre-IPO Holder required to execute a certificate included in a Canadian Preliminary Prospectus or Canadian Prospectus, to, in each case, participate in the preparation of all offering documents relating to such registration and to require the insertion therein of language, furnished to the Corporation in writing, which in the reasonable judgment of such Pre-IPO Holder and its counsel should be included;

(r) cooperate with the Pre-IPO Holders to facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be sold pursuant to such registration or, if applicable, Rule 144 free of any restrictive legends and representing such number of Shares and registered in such names as the Pre-IPO Holders may reasonably request a reasonable period of time prior to sales of Registrable Securities pursuant to such registration or, if applicable, Rule 144; provided, that the Corporation may satisfy its obligations hereunder without issuing physical share certificates through the use of a direct registration system or book-based system customarily used by securities intermediaries in the applicable jurisdiction and reasonably acceptable to the Pre-IPO Holders;

(s) not later than the effective date of a registration (which, for greater certainty, in the case of a registration pursuant to a Canadian Prospectus, shall be date of such Canadian Prospectus), provide a CUSIP number for all Registrable Securities and provide the applicable transfer agent with printed certificates for the Registrable Securities which are in a form eligible for deposit with a depository for securities reasonably acceptable to the Selling Holders; provided, that the Corporation may satisfy its obligations hereunder without issuing physical share certificates through the use of a direct registration system or book-based system customarily used by securities intermediaries in the applicable jurisdiction and reasonably acceptable to the Selling Holders;

(t) take no direct or indirect action prohibited by Regulation M under the Exchange Act or by OSC Rule 48-501 – Trading during Distributions, Formal Bids and Share Exchange Transactions or Section 7.7 or the IIROC Universal Market Integrity Rules; provided, that, to the extent that any prohibition is applicable to the Corporation, the Corporation will take all reasonable actions to make any such prohibition inapplicable;

(u) arrange for its interim or quarterly financial statements or reports to be prepared and filed pursuant to the Exchange Act and NI 51-102 to be reviewed by its independent certified public accountants prior to such filing for purposes of the incorporation thereof by reference in any Registration Statement, Prospectus, Canadian Preliminary Prospectus and Canadian Prospectus in accordance with the Securities Act and applicable Canadian Securities Laws; and

(v) otherwise use its reasonable best efforts to take all other steps (i) necessary to effect the registration of such Registrable Securities contemplated hereby, or (ii) as may be considered necessary or advisable by the Selling Holders, acting reasonably, to effect such registration, including, where CDPI or a CDPI Permitted Holder is a Selling Holder in connection with a registration that is not intended to provide for a Canadian Prospectus, for so long as CDPI, in its sole and exclusive judgment, believes that it is required or otherwise advisable for purposes of compliance with the Securities Act (Québec) or any regulation adopted thereunder, reasonable best efforts so that, pursuant to section 12 of the Securities Act (Québec) or to a decision document or written confirmation substantially to this effect, the sale by CDPI of Registrable Securities to persons established outside Québec as part of such registration will not be subject to the prospectus requirement under the Securities Act (Québec).

Section 4.2 WKSI Shelf Offering. To the extent the Corporation is a well-known seasoned issuer (as defined in Rule 405 under the Securities Act) (a “WKSI”) at the time, Cornell may request that the Corporation file an automatic shelf registration statement (as defined in Rule 405 under the Securities Act) (an “automatic shelf registration statement”) on Form S-3, in which case the Corporation shall file an automatic shelf registration statement which covers those Registrable Securities which are requested to be registered. After becoming a WKSI, the Corporation shall use its reasonable best efforts to remain a WKSI (and not become an ineligible issuer (as defined in Rule 405 under the Securities Act)) during the period during which the Registrable Securities remain Registrable Securities. If the Corporation does not pay the filing fee covering the Registrable Securities at the time the automatic shelf registration statement is filed, the Corporation agrees to pay such fee at such time or times as the Registrable Securities are to be sold. If the automatic shelf registration statement has been outstanding for at least three years, at the end of the third year the Corporation shall refile a new automatic shelf registration statement covering the Registrable Securities. If at any time when the Corporation is required to re-evaluate its WKSI status the Corporation determines that it is not a WKSI, the Corporation shall use its reasonable best efforts to refile the Short-Form Registration on Form S-3, subject to the requirements of Section 2.1(b) and, if such form is not available, Form S-1, and keep such registration statement effective during the period during which such registration statement is required to be kept effective hereunder.

The Pre-IPO Holders may use such Form S-3 to dispose of their Registrable Securities on a non-underwritten basis, and may utilize such Form S-3 on an underwritten basis if requested by Cornell (with any such request being deemed to be a Demand Registration pursuant to Section 2.1 and subject to the rules set forth therein, mutatis mutandis). For so long as such Form S-3 is effective and available for use, Cornell may only request usage of such Form S-3 for an underwritten offering and not any other Demand Registration under Section 2.1(a)(x).

If the Corporation files any Short-Form Registration on Form S-3 for the benefit of the holders of any of its securities other than the Pre-IPO Holders, the Corporation agrees that it shall include in such registration statement such disclosures as may be required by Rule 430B under the Securities Act (referring to the unnamed selling security holders in a generic manner by identifying the initial offering of the securities to the Pre-IPO Holders) in order to ensure that the Pre-IPO Holders may be added to such Short-Form Registration on Form S-3 at a later time through the filing of a prospectus supplement rather than a post-effective amendment.

Section 4.3 Canadian Shelf Registration.

(a) Upon the written request of Cornell (a “Canadian Shelf Registration Request”), the Corporation shall promptly file with the applicable Canadian Securities Authorities, and use its reasonable best efforts to secure the issuance of a receipt (or deemed receipt) for a preliminary base shelf prospectus and (final) base shelf prospectus (the “Canadian Base Shelf Prospectus”) pursuant to the provisions of NI 44-102 to qualify the distribution of the Registrable Securities, in an aggregate value to be determined by Cornell, acting reasonably and in compliance with NI 44-102, in the Canadian Shelf Registration Request in the Canadian Jurisdictions (or as otherwise determined by Cornell in the Canadian Shelf Registration Request, acting reasonably and in compliance with NI 44-102).

(b) In advance of the expiration of any Canadian Base Shelf Prospectus, the Corporation shall renew such Canadian Base Shelf Prospectus in accordance with Section 4.3(a), such that the Corporation shall at all times have an effective Canadian Base Shelf Prospectus qualifying the distribution of Registrable Securities.

(c) For so long as CDPI holds Registrable Securities and an automatic shelf registration statement filed by the Corporation in accordance with Section 4.2 remains effective, to the extent that, during the term of this Agreement, the Canadian Securities Authorities adopt any instrument or regulation authorizing automatic shelf prospectuses which is equivalent, in all material respects, to the automatic shelf regime which is available to any WKSI under the Securities Act (the “Canadian WKSI Instrument”), and the Corporation qualifies as a well-known seasoned issuer or its equivalent thereunder, the Corporation shall use commercially reasonable efforts to file an automatic shelf base shelf prospectus (a “Canadian WKSI Shelf Prospectus”) as soon as reasonably practicable following such qualification.

(d) The Corporation shall satisfy any Demand Registration that is submitted pursuant to Section 2.1 (including the exercise of any piggy-back right thereunder) at a time that a Canadian Base Shelf Prospectus or a Canadian WKSI Shelf Prospectus is effective by filing a supplement to the Canadian Base Shelf Prospectus or the Canadian WKSI Shelf Prospectus, as the case may be, with the applicable Canadian Securities Authorities in accordance with NI 44-102 or the Canadian WKSI Instrument, respectively. Section 2.1 shall apply mutatis mutandis to any Demand Registration effected pursuant to this Section 4.3.

ARTICLE 5

EXPENSES

Section 5.1 All fees and expenses (other than Selling Expenses) incidental and incurred by the Corporation in complying with its obligations pursuant to this Agreement and in connection with the registration and disposition of Registrable Securities shall be paid by the Corporation, including all (i) registration and filing fees (including any fees relating to filings required to be made with, or the listing of any Registrable Securities on, any securities exchange or over-the-counter trading market on which the Registrable Securities are listed or quoted); (ii) underwriting expenses (other than fees, commissions or discounts); (iii) expenses of any audits or review incident to or required by any such registration and reasonable fees and expenses of the Corporation’s independent certified public accountants and chartered professional accountants of the Corporation (including the expenses of any special opinions, audits and “cold comfort” letters required by or incident to such performance); (iv) fees and expenses of complying with Canadian Securities Laws, the Securities Act, the Exchange Act or with securities and “blue sky” laws (including fees and disbursements of counsel for the Corporation in connection with “blue sky” qualifications or exemptions of the Registrable Securities under the Laws of such jurisdictions as the managing underwriters may designate); (v) printing, copying and telecommunication expenses; (vi) messenger, telephone and delivery expenses; (vii) expenses incurred in connection with any “road show” and marketing activities; (viii) reasonable fees and expenses of the Corporation’s counsel; (ix) any filing fees to the Financial Industry Regulatory Authority, Inc. and the Canadian Securities Authorities, if any; (x) reasonable fees and expenses of the Selling Holders Counsel, including any applicable taxes thereon; (xi) translation costs, if any; (xii) all transfer agents’, depositaries’ and registrars’ fees; and (xiii) any other fees, expenses and/or commissions payable to any underwriter, investment banker, manager or agent, other than Selling Expenses of the Selling Holders. In addition, the Corporation shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including all salaries and expenses of its officers and employees performing legal or accounting duties) and the expense of any annual audits and quarterly review. All Selling Expenses relating to the offer and sale of Registrable Securities pursuant to this Agreement shall be borne and paid by the Selling Holders, in proportion to the number of Registrable Securities included in such registration for each such holder.

ARTICLE 6

INDEMNIFICATION

Section 6.1

(a) The Corporation shall indemnify and hold harmless, to the fullest extent permitted by Law, each Pre-IPO Holder, such Pre-IPO Holder’s officers, directors, managers, members, partners, shareholders and Affiliates, each underwriter, broker or any other Person acting on behalf of such Pre-IPO Holder and each other Controlling Person, if any, who Controls any of the foregoing Persons, against all losses, claims, actions, damages, liabilities and expenses, joint or several, to which any of the foregoing Persons may become subject under the Securities Act, applicable Canadian Securities Laws or otherwise, insofar as such losses, claims, actions, damages, liabilities or expenses arise out of or are based upon (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus, preliminary Prospectus, free writing prospectus (as defined in Rule 405 under the Securities Act or any successor rule thereto) or any amendment or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus, preliminary Prospectus or free writing prospectus, in light of the circumstances under which they were made) not misleading, (ii) any information or statement contained in any Canadian Preliminary Prospectus, Canadian Prospectus, prospectus amendment, prospectus supplement or marketing materials that contains or is alleged to contain a misrepresentation; (iii) any order made or enquiry, investigation or proceedings commenced or threatened by any Canadian Securities Authority or other competent authority based upon any misrepresentation or alleged misrepresentation contained in any Canadian Preliminary Prospectus, Canadian Prospectus, prospectus amendment, prospectus supplement or marketing materials, preventing or restricting the trading in or the sale or distribution of the Registrable Securities in any jurisdiction; or (iv) the noncompliance or alleged non-compliance by the Corporation with Canadian Securities Laws or any other applicable securities Laws; and shall reimburse such Persons for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, action, damage or liability, except insofar as the same are caused by or contained in any information furnished in writing to the Corporation by such holder expressly for use therein. This indemnity shall be in addition to any liability the Corporation may otherwise have.

(b) In connection with any registration in which a Pre-IPO Holder is participating, such Pre-IPO Holder shall furnish to the Corporation in writing such information as the Corporation reasonably requests for use in connection with any Registration Statement, Prospectus, Canadian Preliminary Prospectus or Canadian Prospectus and, to the extent permitted by Law, shall indemnify and hold harmless the Corporation, each director of the Corporation, each officer of the Corporation who shall sign a Registration Statement, Prospectus, Canadian Preliminary Prospectus or Canadian Prospectus, each underwriter, broker or other Person acting on behalf of the Corporation and Pre-IPO Holders and each Controlling Person who Controls any of the foregoing Persons against any losses, claims, actions, damages, liabilities or expenses resulting from (i) any untrue or alleged untrue statement of a material fact contained in the Registration Statement, Prospectus, preliminary Prospectus, free writing prospectus (as defined in Rule 405 under the Securities Act or any successor rule thereto) or any amendment or supplement thereto, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus, preliminary Prospectus or free writing prospectus, in light of the circumstances under which they were made) not misleading, or (ii) any information or statement contained in any Canadian Preliminary Prospectus, Canadian Prospectus, prospectus amendment, prospectus supplement or marketing materials that contains or is alleged to contain a misrepresentation, but only, in each case, to the extent that such untrue statement or omission or misrepresentation is contained in any information relating to such Pre-IPO Holder so furnished in writing by such Pre-IPO Holder specifically for use in such (x) Canadian Preliminary Prospectus or Canadian Prospectus, or amendment or supplement thereto, or any document incorporated by reference therein, or any other such disclosure document or other document or report, or (y) Registration Statement, preliminary, final or summary Prospectus, or any amendment or supplement thereto, incorporated document or other such disclosure document or other document; provided, that the obligation to indemnify shall be several (and not joint and several), for each holder and shall not exceed an amount equal to the net proceeds (after underwriting fees, commissions or discounts) actually received by such Pre-IPO Holder from the sale of Registrable Securities pursuant to such registration. This indemnity shall be in addition to any liability the Selling Holder may otherwise have.

(c) Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in this Article 6, such indemnified party shall, if a claim in respect thereof is made against an indemnifying party, give written notice to the latter of the commencement of such action. The failure of any indemnified party to notify an indemnifying party of any such action shall not (unless such failure shall have a material adverse effect on the indemnifying party) relieve the indemnifying party from any liability or obligation to indemnify in respect of such action that it may have to such indemnified party hereunder. In case any such action is brought against an indemnified party, the indemnifying party shall be entitled to participate in and to assume the defense of the claims in any such action that are subject or potentially subject to indemnification hereunder, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after written notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be responsible for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof; provided, that, if (i) any indemnified party shall have reasonably concluded that there may be one or more legal or equitable defenses available to such indemnified party which are additional to or conflict with those available to the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity provided hereunder, or (ii) such action seeks an injunction or equitable relief against any indemnified party or involves actual or alleged criminal activity, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party without such indemnified party’s prior written consent (but, without such consent, shall have the right to participate therein with counsel of its choice) and such indemnifying party shall reimburse such indemnified party and any Controlling Person of such indemnified party for that portion of the fees and expenses of any counsel retained by the indemnified party which is reasonably related to the matters covered by the indemnity provided hereunder. If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it shall not be obligated to pay the fees and expenses of more than one counsel in each relevant jurisdiction for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. In such instance, the conflicting indemnified parties shall have a right to retain one separate counsel in each relevant jurisdiction, chosen by the Pre-IPO Holders of a majority of the Registrable Securities included in the registration, at the expense of the indemnifying party.

(d) If the indemnification provided for hereunder is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage, liability or action referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amounts paid or payable by such indemnified party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which resulted in such loss, claim, damage, liability or action as well as any other relevant equitable considerations; provided, that the maximum amount of liability in respect of such contribution shall be limited, in the case of each Pre-IPO Holder of Registrable Securities, to an amount equal to the net proceeds (after underwriting fees, commissions or discounts) actually received by such seller from the sale of Registrable Securities effected pursuant to such registration. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact or the misrepresentation relates to information supplied by the indemnifying party or by the indemnified party, whether the violation of the Securities Act, applicable Canadian Securities Laws or any other similar federal, provincial or state securities Laws or rule or regulation promulgated thereunder applicable to the Corporation and relating to action or inaction required of the Corporation in connection with any applicable registration or compliance was perpetrated by the indemnifying party or the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Parties agree that it would not be just and equitable if contribution pursuant hereto were determined by pro rata allocation or by any other method or allocation which does not take account of the equitable considerations referred to herein. No Person guilty or liable of “fraudulent misrepresentation” within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

ARTICLE 7

PARTICIPATION IN UNDERWRITTEN REGISTRATIONS

Section 7.1 No Person may participate in any registration under this Agreement which is an underwritten offering unless such Person: (a) agrees to sell such Person’s securities on the basis provided in any underwriting arrangement approved by the Person or Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided, that no Pre-IPO Holder included in any underwritten registration shall be required to make any representations or warranties to the Corporation or the underwriters (other than representations and warranties regarding such Pre-IPO Holder’s ownership of its Shares to be sold in the registration and such Pre-IPO Holder’s intended method of distribution) or to undertake any indemnification obligations to the Corporation or the underwriters with respect thereto, except as otherwise provided in Article 6, mutatis mutandis.

ARTICLE 8

RULE 144 COMPLIANCE; REPORTING

Section 8.1 With a view to making available to the Pre-IPO Holders the benefits of Rule 144 and any other rule or regulation of the SEC and corresponding provisions under applicable Canadian Securities Laws that may at any time permit a Pre-IPO Holder to sell securities of the Corporation to the public without registration, the Corporation shall: (a) make and keep public information available, as those terms are understood and defined in Rule 144, at all times after the Registration Date; (b) use reasonable best efforts to file with the SEC in a timely manner all reports and other documents required of the Corporation under the Securities Act and the Exchange Act, at any time after the Registration Date; (c) furnish to any Pre-IPO Holder so long as the Pre-IPO Holder owns Registrable Securities, promptly upon request, a written statement by the Corporation as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Corporation, and such other reports and documents so filed or furnished by the Corporation as such Pre-IPO Holder may reasonably request in connection with the sale of Registrable Securities without registration; (d) use its reasonable best efforts to comply with applicable Canadian Securities Laws, including continuous and timely disclosure obligations under NI 51-102; and (e) furnish to any Pre-IPO Holder that is an “insider” of the Corporation (within the meaning of applicable Canadian Securities Laws), so long as the Pre-IPO Holder owns Registrable Securities, promptly upon request, a written statement by the Chief Executive Officer or the Chief Financial Officer of the Corporation, to the best of his or her knowledge and without personal liability, as to the compliance of the Corporation with the applicable Canadian Securities Laws.

ARTICLE 9

PRESERVATION OF RIGHTS

Section 9.1 The Corporation shall not (a) grant any registration rights to third parties which are more favorable than or inconsistent with the rights granted to the Pre-IPO Holders in this Agreement, or (b) enter into any agreement, take any action, or permit any change to occur, with respect to its securities that violates or subordinates the rights expressly granted to the Pre-IPO Holders in this Agreement.

ARTICLE 10

MISCELLANEOUS

Section 10.1 Term. This Agreement will be effective as of the Effective Date and shall terminate with respect to any Pre-IPO Holder (a) on the date when such Pre-IPO Holder ceases to beneficially own (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act as in effect on the date of this Agreement) any Registrable Securities, or (b) by written notice at any time by such Pre-IPO Holder to the Corporation; provided that in the event of any termination pursuant to this clause (b), any such Pre-IPO Holder shall not sell any Shares during any delay of registration pursuant to Section 2.1(c) of this Agreement pending at the time of such termination. Articles 6 and 10 shall survive any termination of this Agreement pursuant to this Section 10.1.

Section 10.2 Authority; Effect. Each Party hereto represents and warrants to and agrees with each other Party that the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized on behalf of such Party and do not violate any agreement or other document applicable to such Party or by which its assets are bound.

Section 10.3 Notices. Any notice, consent or other communication required or permitted to be given pursuant to this Agreement (each a “Notice”) shall be in writing and shall be sent electronically, hand delivered or sent by prepaid registered mail, in each case addressed as follows:

(a) if to the Corporation at:

375 Boulevard Roland-Therrien, Suite 210
Longueuil, Québec
Canada J4H 4A6

Attention:	Knowlton Development Corporation, Inc. (c/o Nicolas Beugnot)
Email:	nbeugnot@kdc-one.com

and with a copy (which shall not constitute Notice) to:

Davis Polk & Wardwell LLP
450 Lexington Avenue
New York, NY 10017

Attention:	Roshni Banker Cariello and Pedro J. Bermeo
Email:	roshni.cariello@davispolk.com;
pedro.bermeo@davispolk.com

Stikeman Elliott LLP
1155 René-Lévesque Blvd. W, 41st floor
Montreal, Québec H3B 3V2

Attention:	David Tardif and Karine Bilodeau
Email:	dtardif@stikeman.com; kbilodeau@stikeman.com

(b) if to Cornell at:

Cornell Capital LLC
499 Park Avenue, 21st Floor
New York, NY 10022

Attention:	Justine Cheng and Richard Drucker
Email:	justine@cornellcapllc.com; richard@cornellcapllc.com

with a copy (which shall not constitute Notice) to:

Davis Polk & Wardwell LLP
450 Lexington Avenue
New York, NY 10017

Attention:	Roshni Banker Cariello and Pedro J. Bermeo
Email:	roshni.cariello@davispolk.com;
pedro.bermeo@davispolk.com

(c) to CDPI at:

Caisse de dépôt et placement du Québec
1000 Place Jean-Paul-Riopelle
Montreal, Québec H2Z 2B3

Attention:	Alexandre Décary and Michèle Lefaivre
Email:	adecary@cdpq.com; affairesjuridiques@cdpq.com

with a copy (which shall not constitute Notice) to:

Davies Ward Phillips & Vineberg LLP
1501 McGill College Avenue, 26th Floor
Montreal, Québec H3A 3N9

Attention:	Franziska Ruf and Nicolas Morin
Email:	fruf@dwpv.com; nmorin@dwpv.com

(d) to Upper Invest at:

PO Box 634
Frances House
Sir William Place
St Peter Port
Guernsey
GY1 3DR

Attention:	Philip Hunt, Director - Client Services
Email:	philiphunt@equiomgroup.com

with a copy (which shall not constitute Notice) to:

Karlin & Peebles, LLP
5900 Wilshire Boulevard, Suite 500
Los Angeles, California 90036

Attention:	Thomas M. Giordano-Lascari
Email:	tgiordano@karlinpeebles.com

and to :

McDermott Will & Emery, LLP
The McDermott Building
500 North Capitol Street, NW
Washington, DC 20001

Attention:	Thomas p. Conaghan
Email:	tconaghan@mwe.com

(e) to the Management Investors at:

c/o Knowlton Development Corporation, Inc.
375 Roland-Therrien Boulevard, Suite 210
Longueuil, Québec J4H 4A6

Attention:	Management Investors

Notice is deemed to be given and received if sent by personal delivery, courier or electronic mail, on the date of delivery or transmission (as the case may be) if it be a Business Day and the delivery or transmission (as the case may be) was made prior to 4:00 p.m. (local time in place of receipt) and otherwise on the next Business Day. A Party may change its address for service from time to time by providing a Notice in accordance with the foregoing. Any subsequent Notice must be sent to the Party at its changed address. Any element of a Party’s address that is not specifically changed in a Notice will be assumed not to be changed.

Section 10.4 Time of the Essence. Time is of the essence in this Agreement in all respects.

Section 10.5 Third Party Beneficiaries. Except as provided in Article 6, the Parties intend that this Agreement will not benefit or create any right or cause of action in favour of any Person, other than the Parties. No Person, other than the Parties, is entitled to rely on the provisions of this Agreement in any action, suit, proceeding, hearing or other forum. The Parties reserve their right to vary or rescind the rights at any time and in any way whatsoever, if any, granted by or under this Agreement to any Person who is not a Party, without notice to or consent of that Person.

Section 10.6 Further Assurances. Each of the Parties agrees to execute and deliver such further and other documents, to cause such meetings to be held, resolutions to be passed and articles to be enacted, to exercise their votes, and to influence and perform, and/or cause to be performed, such further and other acts and things, as may be necessary or desirable in order to give full effect to this Agreement and every part hereof.

Section 10.7 Amendments. This Agreement may only be amended, supplemented or otherwise modified by written agreement signed by an authorized signatory of the Party to be bound thereby.

Section 10.8 Waiver. No waiver of any of the provisions of this Agreement will constitute a waiver of any other provision (whether or not similar). No waiver of any provision of this Agreement or of any default, breach or non-compliance under this Agreement will be binding unless executed in writing by the Party to be bound by the waiver, and then only in the specific instance and for the specific purpose for which it has been given. A Party’s failure or delay in exercising any right under this Agreement will not operate as a waiver of that right. A single or partial exercise of any right will not preclude a Party from any other or further exercise of that right or the exercise of any other right. The waiver by a Party of any default, breach or non-compliance under this Agreement will not operate as a waiver of that Party’s rights under this Agreement in respect of any continuing or subsequent default, breach or non-observance (whether of the same or any other nature).

Section 10.9 Entire Agreement. This Agreement and the Shareholders Agreement together constitute the entire agreement between the Parties with respect to the matters contemplated by this Agreement and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the Parties related to such matters. There are no representations, warranties, covenants, conditions or other agreements, express or implied, collateral, statutory or otherwise, between the Parties in connection with the subject matter of this Agreement, except as specifically set forth in this Agreement and the Shareholders Agreement. The Parties have not relied and are not relying on any other information, discussion or understanding in entering into this Agreement.

Section 10.10 Successors and Assigns. (a) This Agreement becomes effective only when executed by all of the Parties. After that time, it is binding on and enures to the benefit of the Parties and their respective successors and permitted assigns, including any successor by way of amalgamation, merger, arrangement or other reorganization.

(b) Except as otherwise provided in this Agreement, neither this Agreement nor any of the rights or obligations under this Agreement are assignable or transferable by any Party without the prior written consent of the other Parties, provided however that a Pre-IPO Holder may assign its rights and obligations hereunder to any of its respective Permitted Holder together with a transfer of Shares to such Permitted Holder, provided that such assignee (if not already a party hereto) executes a joinder to this Agreement. For the avoidance of doubt, the transfer by a Pre-IPO Holder to its respective Permitted Holder shall not relieve any Party or any Permitted Holder from its obligations hereunder.

Section 10.11 Severability. If any provision of this Agreement is determined to be illegal, invalid or unenforceable, by an arbitrator or any court of competent jurisdiction from which no appeal exists or is taken, that provision will be severed from this Agreement and the remaining provisions will remain in full force and effect.

Section 10.12 Governing Law. (a) This Agreement is governed by, and will be interpreted and construed in accordance with, the Laws of the Province of British Columbia and the federal Laws of Canada applicable therein.

(b) Each Party irrevocably attorns and submits to the exclusive jurisdiction of the British Columbia courts situated in the City of Vancouver, and waives objection to the venue of any proceeding in such court or that such court provides an inconvenient forum.

Section 10.13 Remedies. The Parties hereto shall have all remedies available at law, in equity or otherwise in the event of any breach or threatened breach or violation of this Agreement or any default hereunder by a party. The Parties acknowledge and agree that any breach of this Agreement shall cause the other non-breaching Parties irreparable harm, and that in addition to any other remedies which may be available, each of the Parties hereto will be entitled, without the posting of bond, to specific performance of the obligations of the other Parties hereto and, in addition, to such other equitable or injunctive remedies (including preliminary or temporary relief or injunctions) as may be appropriate in the circumstances.

Section 10.14 Counterparts. This Agreement may be executed in separate counterparts, including counterparts by electronic transmission, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

[Signature page follows]

IN WITNESS WHEREOF the Parties have executed this Agreement.

KNOWLTON DEVELOPMENT CORPORATION, INC.

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

CC KDC CO-INVEST LP (CAYMAN) By: CC Co-Invest GP LLC, its General Partner By: Cornell Capital GP LP, its Sole Manager By: Cornell Capital GP LLC, its General Manager

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

CDP INVESTISSEMENTS INC.

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

UPPER INVEST LTD.

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

By:
Name: Nicholas Whitley

[Signature Page to Registration Rights Agreement]

By:
Name: Ian Kalinosky

[Signature Page to Registration Rights Agreement]

By:
Name: Pierre Pirard

[Signature Page to Registration Rights Agreement]

By:
Name: Jacques Bougie

[Signature Page to Registration Rights Agreement]

SCHEDULE I

1.	Nicholas Whitley

2.	Ian Kalinosky

3.	Pierre Pirard

4.	Jacques Bougie

Sch. I-1